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CONFIDENTIAL                                                       [date] grant


                           COMPAQ COMPUTER CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT
                                FOR MEMBER OF THE
                      OFFICE OF THE CHIEF EXECUTIVE OFFICER
          ------------------------------------------------------------


         THIS AGREEMENT between Compaq Computer Corporation, a Delaware Corporation ("Compaq"), and ______________ (the "Optionee"):


                                R E C I T A L S:

         The Board of Directors of Compaq (the "Board") has determined that it is in the best interests of Compaq and its stockholders to grant the option set forth in this agreement (the "Option") to the Optionee under the terms set forth herein as an inducement to serve as a member of the Office of the Chief Executive and to provide Optionee with a proprietary interest in the future of Compaq;

         NOW THEREFORE, in consideration of the mutual covenants set forth, the parties agree as follows:

         1. GRANT OF THE OPTION. Compaq grants to Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of 100,000 shares of Common Stock of Compaq held in treasury, $.01 par value (the "Shares"). The purchase price of the Shares subject to this option shall be $ [exercise price] per share, being the market price of the Common Stock on the date of this grant by the Board.

         2. EXERCISE OF OPTION.

         (a) This Option may be exercised in whole or in part upon Compaq's naming of a Chief Executive Officer.

         (b) This Option shall expire 10 years from the date of this Agreement.

         (c) This Option may be exercised in whole or in part with respect to whole shares only within the period permitted for exercise, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to Compaq at its principal office and payment in full to Compaq at its principal office in the amount of the option price for the number of Shares with respect to which the Option is then being exercised. The payment of the option price shall be made in cash or by certified check, bank draft, or postal or express money order payable to the order of

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         Compaq, or, with the consent of the Board (or a Committee, if established by the Board), in whole or in part in Common Stock valued at fair market value which is owned by the Optionee.

         (d) This option may not be exercised prior to the registration of the Shares with the Securities and Exchange Commission and any applicable state agencies. However, this condition may be waived by the Board (or Committee, if any) if it determines that such registration is not necessary in order to legally issue Shares to Optionee.

         (e) Upon Compaq's determination that the Option has been validly exercised as to any of the Shares, the Secretary of Compaq shall issue certificates in the Optionee's name for the number of Shares set forth in his written notice. However, Compaq shall not be liable to the Optionee for damages relating to any delays in issuing the certificates to him, any loss of the certificate, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         3. Term of Directorship. This Option shall not grant to Optionee any right to continue serving as a director of Compaq.

         4. The total number and kinds of Shares available under this Agreement and the exercise price for such Shares shall be appropriately adjusted by the Board for any increase or decrease in the number of outstanding Shares resulting from a stock dividend, subdivision, combination of Shares, reclassification, or other change in corporate structure affecting the Shares or for any conversion of the Shares into or exchange of the Shares for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization as may be necessary to maintain the proportionate interest of the Optionee.

         5. Notices. Any notice required to be given under the terms of this Option Agreement shall be addressed to Compaq in care of its Secretary at the principal executive office of Compaq in Houston, Texas, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature or such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when addressed as aforesaid, registered or certified mail, and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

         6. Disputes. As a condition of the granting of this Option, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Board (or Committee, if any) in its sole discretion and judgment, and that any such determination and any interpretation by the Board (or Committee, if any) of the terms of this Option shall be final and shall be binding and conclusive, for all purposes, upon Compaq, Optionee, his heirs and personal representatives.

         7. Legend on Certificates. The certificates representing the Shares purchased by exercise of this Option will be stamped or otherwise imprinted with a legend in such form as

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Compaq or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of Compaq will reflect stop-transfer instructions with respect to such Shares.

         8. General Provisions.

         (a) Nontransferability. This Option shall not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Optionee, except by will or the laws of descent and distribution, provided, however, that an Option may be transferable in accordance with the procedures adopted by the Board, if such provisions do not disqualify this Option for exemption under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         (b) All decisions of the Board (or Committee, if any) upon any questions arising under this Option Agreement shall be conclusive.

         (c) Nothing herein contained shall affect Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of Compaq.

         (d) This Option may be transferred by gift to a member of Option's immediate family or to an estate-planning vehicle in accordance with the policies adopted by the Human Resources Committee.

         (e) Whenever the term "Optionee" is used herein under circumstances applicable to any other person or persons to whom this Option, in accordance with the provisions hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons.

         (f) Notwithstanding any of the other provisions hereof, Optionee agrees that he will not exercise this Option and that Compaq will not be obligated to issue any Shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such Shares would constitute a violation by the Optionee or by Compaq of any provision of any law or regulation of any governmental authority or national securities exchange. Upon the acquisition of any Shares pursuant to the exercise of the option herein granted, Optionee will enter into such written representations, warranties and agreements as Compaq may reasonably request in order to comply with applicable securities laws or with this Agreement.

         (g) This Agreement shall be binding upon and inure to the benefit of any successor or successors of Compaq.

         (h) The interpretation, performance and enforcement of the Option Agreement shall be governed by the laws of the State of Delaware.

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         (i) If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify this Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, it shall be stricken and the remainder of the Agreement shall remain in full force and effect.

         Executed the [date], effective as of [date].


                                   COMPAQ COMPUTER CORPORATION


                                   By_______________________________________
                                     Linda S. Auwers, Vice President & Secretary


                                   "OPTIONEE"

                                   _________________________________________


                                    Address:

                                   _________________________________________


                                   _________________________________________



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